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                                                                       Exhibit 1




                                             July 13, 1998



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


Gentlemen:

         We have read the statements made by Centennial Technologies, Inc., which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated July 13, 1998. We agree with the statements concerning our Firm in such Form 8-K.




                                             Very truly yours,

                                             /s/ PRICEWATERHOUSECOOPERS LLP







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